Exhibit (d.4)

SCHEDULE A

Master Advisory Fee Waiver Agreement for iShares Trust

(Amended as of December 5, 2025)

(all percentages are expressed as a percentage of average daily net assets)

Ticker	Fund	Advisory Fee Waiver	Last Day of Term
AAXJ	iShares MSCI All Country Asia ex Japan ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2026

EMIF	iShares Emerging Markets Infrastructure ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	July 31, 2027

MUB	iShares National Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	June 30, 2026

MBB	iShares MBS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.04%.	February 28, 2027

ACWI	iShares MSCI ACWI ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2026

ACWX	iShares MSCI ACWI ex U.S. ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2026

IXUS	iShares Core MSCI Total International Stock ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2026

HEFA	iShares Currency Hedged MSCI EAFE ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI EAFE ETF (EFA), after taking into account any fee waivers by EFA, plus 0.03%. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

HEWJ	iShares Currency Hedged MSCI Japan ETF

With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee (0.53%).

In addition, with respect to the Fund, BFA has contractually agreed to waive a portion of its management fee by an additional amount such that the Fund’s total annual fund operating expenses after fee waiver will be equal to the greater of Acquired Fund Fees and Expenses or 0.48%. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.

December 31, 2030

HEZU	iShares Currency Hedged MSCI Eurozone ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (EZU), after taking into account any fee waivers by EZU, plus 0.03%. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	December 31, 2030

HAWX	iShares Currency Hedged MSCI ACWI ex U.S. ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI ACWI ex U.S. ETF (ACWX), after taking into account any fee waivers by ACWX,plus 0.03%. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

HSCZ	iShares Currency Hedged MSCI EAFE Small-Cap ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares MSCI EAFE Small-Cap ETF (SCZ), after taking into account any fee waivers by SCZ, plus 0.03%. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

SYSB	iShares Systematic Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	February 28, 2029

IBHE	iShares iBonds 2025 Term High Yield and Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBHF	iShares iBonds 2026 Term High Yield and Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBHG	iShares iBonds 2027 Term High Yield and Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBHH	iShares iBonds 2028 Term High Yield and Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBHI	iShares iBonds 2029 Term High Yield and Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBHJ	iShares iBonds 2030 Term High Yield and Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBHK	iShares iBonds 2031 Term High Yield and Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBHL	iShares iBonds 2032 Term High Yield and Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBHM	iShares iBonds 2033 Term High Yield and Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDQ	iShares iBonds Dec 2025 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDR	iShares iBonds Dec 2026 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDS	iShares iBonds Dec 2027 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDT	iShares iBonds Dec 2028 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDU	iShares iBonds Dec 2029 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDV	iShares iBonds Dec 2030 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDW	iShares iBonds Dec 2031 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDX	iShares iBonds Dec 2032 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDY	iShares iBonds Dec 2033 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBDZ	iShares iBonds Dec 2034 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBCA	iShares iBonds Dec 2035 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBCB	iShares iBonds Dec 2036 Term Corporate ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IYLD	iShares Morningstar Multi-Asset Income ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.60%.	November 30, 2026

GNMA	iShares GNMA Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	February 28, 2029

AGG	iShares Core U.S. Aggregate Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	June 30, 2026

ISTB	iShares Core 1-5 Year USD Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	February 28, 2029

IUSB	iShares Core Universal USD Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	February 28, 2029

GLOF	iShares Global Equity Factor ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

IMTB	iShares Core 5-10 Year USD Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	February 28, 2031

AOK	iShares Core 30/70 Conservative Allocation ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2026

AOM	iShares Core 40/60 Moderate Allocation ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2026

AOR	iShares Core 60/40 Balanced Allocation ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2026

AOA	iShares Core 80/20 Aggressive Allocation ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other series of iShares Trust and iShares, Inc. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2026

SMMD	iShares Russell 2500 ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee (0.15%). Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	July 31, 2027

BYLD	iShares Yield Optimized Bond ETF	BFA has contractually agreed to waive its management fees (0.28%).	February 28, 2031

EAGG	iShares ESG Aware U.S. Aggregate Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	June 30, 2029

IBTF	iShares iBonds Dec 2025 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTG	iShares iBonds Dec 2026 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTH	iShares iBonds Dec 2027 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTI	iShares iBonds Dec 2028 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTJ	iShares iBonds Dec 2029 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTK	iShares iBonds Dec 2030 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTL	iShares iBonds Dec 2031 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTM	iShares iBonds Dec 2032 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTO	iShares iBonds Dec 2033 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTP	iShares iBonds Dec 2034 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTQ	iShares iBonds Dec 2035 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBTR	iShares iBonds Dec 2036 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBGA	iShares iBonds Dec 2044 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBGB	iShares iBonds Dec 2045 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBGC	iShares iBonds Dec 2046 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBGK	iShares iBonds Dec 2054 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBGL	iShares iBonds Dec 2055 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBGM	iShares iBonds Dec 2056 Term Treasury ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBIC	iShares iBonds Oct 2026 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBID	iShares iBonds Oct 2027 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBIE	iShares iBonds Oct 2028 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBIF	iShares iBonds Oct 2029 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBIG	iShares iBonds Oct 2030 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBIH	iShares iBonds Oct 2031 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBII	iShares iBonds Oct 2032 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBIJ	iShares iBonds Oct 2033 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBIK	iShares iBonds Oct 2034 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBIL	iShares iBonds Oct 2035 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBIM	iShares iBonds Oct 2036 Term TIPS ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMN	iShares iBonds Dec 2025 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMO	iShares iBonds Dec 2026 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMP	iShares iBonds Dec 2027 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMQ	iShares iBonds Dec 2028 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMR	iShares iBonds Dec 2029 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMS	iShares iBonds Dec 2030 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMT	iShares iBonds Dec 2031 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMU	iShares iBonds Dec 2032 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMV	iShares iBonds Dec 2033 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMW	iShares iBonds Dec 2034 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

IBMX	iShares iBonds Dec 2035 Term Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	Upon the termination date of the fund

EAOK	iShares ESG Aware 30/70 Conservative Allocation ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

EAOM	iShares ESG Aware 40/60 Moderate Allocation ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

EAOR	iShares ESG Aware 60/40 Balanced Allocation ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

EAOA	iShares ESG Aware 80/20 Aggressive Allocation ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund’s investments in other series of iShares Trust and iShares, Inc., provided that the waiver be no greater than the Fund’s management fee. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

EUSB	iShares ESG Advanced Universal USD Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	June 30, 2030

SHV	iShares Short Treasury Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	June 30, 2026

GOVZ	iShares 25+ Year Treasury STRIPS Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.10%.	February 28, 2029

MMAX	iShares Large Cap Max Buffer Mar ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2029

MAXJ	iShares Large Cap Max Buffer Jun ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2029

SMAX	iShares Large Cap Max Buffer Sep ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2029

DMAX	iShares Large Cap Max Buffer Dec ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 30, 2029

AQLT	iShares MSCI Global Quality Factor ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	December 31, 2029

LMUB	iShares Long-Term National Muni Bond ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	June 30, 2030

TWOX	iShares Large Cap Accelerated Outcome ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

TOPC	iShares S&P 500 3% Capped ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fee such that the Fund’s total annual fund operating expenses after fee waiver will not exceed 0.09%.	July 31, 2031

TENJ	iShares Large Cap 10% Target Buffer Jun ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

TENM	iShares Large Cap 10% Target Buffer Mar ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

STEN	iShares Large Cap 10% Target Buffer Sep ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

TEND	iShares Large Cap 10% Target Buffer Dec ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	November 29, 2030

IDV	iShares International Select Dividend ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	August 30, 2030

BTOT	iShares Total USD Fixed Income Market ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	June 28, 2030

USLN	iShares Broad USD Floating Rate Loan ETF	With respect to the Fund, BFA has contractually agreed to waive a portion of its management fees in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA or its affiliates. Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred indirectly by the Fund as a result of investing in other investment companies.	June 28, 2030

ISHARES TRUST on behalf of each FUND		BLACKROCK FUND ADVISORS

By:	/s/ Devin Shaw	By:	/s/ Daniel Prince
	Devin Shaw		Daniel Prince
	Assistant Secretary, iShares Trust		Managing Director

Dated: December 5, 2025

[Signature Page to Amended Schedule A of Master Advisory Fee Waiver Agreement]